                                                                    Exhibit 24.2




                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/         ROGER L. FITZSIMONDS
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/               JOHN A. BECKER
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/             WILLIAM H. RISCH
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/           MICHAEL E. BATTEN
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/         ROBERT C. BUCHANAN
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/       GEORGE M. CHESTER, JR.
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/           ROGER H. DERUSHA
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/               HOLMES FOSTER
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/            JOSEPH F. HEIL, JR.
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/                  JOE HLADKY
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/               JAMES H. KEYES
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/            SHELDON B. LUBAR
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/      DANIEL F. McKEITHAN, JR.
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/          GEORGE W. MEAD, II
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/               GUY A. OSBORN
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/               JUDITH D. PYLE
                                   -----------------------------------------
                                   Director

                       POWER OF ATTORNEY WITH RESPECT TO
                       REGISTRATION STATEMENT ON FORM S-8
                                  COVERING THE
                              FIRSTAR CORPORATION
                            THRIFT AND SHARING PLAN


     KNOW ALL MEN BY THESE PRESENTS that the undersigned, an officer and/or director of FIRSTAR CORPORATION, does hereby constitute and appoint Roger L. Fitzsimonds, John A. Becker, William H. Risch and William J. Schulz, and each of them, severally his or her true and lawful attorney and agent at any time and from time to time to do any and all acts and things and execute, in his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation, or otherwise), any and all instruments which said attorney and agent may deem necessary, appropriate or desirable to enable Firstar Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with a Registration Statement on Form S-8 or other applicable form and any and all amendments (including post-effective amendments) to the Registration Statement relating to shares of its Common Stock, $1.25 par value, and associated preferred share purchase rights and interests in its Thrift and Sharing Plan, including specifically but without limitation thereto, power and authority to sign his or her name (whether on behalf of Firstar Corporation, or as an officer or director of Firstar Corporation or otherwise) to such Registration Statement and to such amendments (including post-effective amendments) to the Registration Statement filed or to be filed with the Securities and Exchange Commission, or any of the exhibits, financial statements and schedules, or the Prospectuses, filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said attorneys and agents shall have, and may exercise, all the powers hereby conferred.

     IN WITNESS WHEREOF, the undersigned has signed his or her name on the 20th day of April, 1995.



                                   /s/         CLIFFORD V. SMITH, JR.
                                   -----------------------------------------
                                   Director